UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                     Washington, DC  20549


                           FORM 8-K



                       CURRENT REPORT



           PURSUANT TO SECTION 13 OR 15(d) OF THE
               SECURITIES EXCHANGE ACT OF 1934



  Date of Report (Date of earliest event reported) September
                          13, 2005


                   NICHOLAS FINANCIAL, INC.
    (Exact name of registrant as specified in its Charter)


   British Columbia, Canada          0-26680          8736-3354
  (State or Other Jurisdiction of  (Commission   (I.R.S. Employer
    Incorporation or Organization)  File Number)  Identification No.)

  2454 McMullen Booth Road, Building C
    Clearwater, Florida                           33759
  (Address of Principal Executive Offices)      (Zip Code)


                        (727) 726-0763
     (Registrant's telephone number, Including area code)


                        Not applicable
    (Former name, former address and former fiscal year, if
                 changed since last report)

Item 8.01   Other Events

SEPTEMBER 13, 2005 - Clearwater, Florida., - Nicholas Financial, Inc. (Nasdaq, NICK) today announced that the Company has executed an amendment to its $85 million credit line that reduces the interest rate charged to the Company by 37.5 basis points (.375%) and extends the maturity date of the facility to November 30, 2008. The amendment becomes effective September 15, 2005.



Item 9.01      Financial Statements and Exhibits

Exhibit #      Description

32        Press release date September 13, 2005.

                         SIGNATURES

   Pursuant  to the requirements of the Securities  Exchange
Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


                  NICHOLAS FINANCIAL, INC.
                        (Registrant)


  Date: September 13, 2005      /s/ Peter L. Vosotas
                                Peter L. Vosotas
                                Chairman, President,
                                Chief Executive Officer
                                (Principal Executive Officer)


  Date: September 13, 2005      /s/ Ralph T. Finkenbrink
                                Ralph T. Finkenbrink
                               (Principal Financial
                                Officer and Accounting
                                Officer)

Exhibit Index

Exhibit     Description

 32      Press release dated September 13, 2005.
                         Exhibit 32

                                         FOR IMMEDIATE RELEASE

Nicholas Financial, Inc.
Corporate Headquarters

2454 McMullen-Booth Rd.
Building C, Suite 501
Clearwater, FL 33759


Contact: Ralph Finkenbrink
      Sr.Vice President, CFO

NASDAQ: NICK
Web Site: www.nicholasfinancial.com
Ph # - 727-726-0763



                Nicholas Financial Announces
           Credit Line Extension & Rate Reduction


SEPTEMBER 13, 2005 - Clearwater, Florida., - Nicholas Financial, Inc. (Nasdaq, NICK) today announced that the Company has executed an amendment to its $85 million credit line that reduces the interest rate charged to the Company by 37.5 basis points (.375%) and extends the maturity date of the facility to November 30, 2008. The amendment becomes effective September 15, 2005.

According to Peter Vosotas, Chief Executive Officer and President, "The extension of the credit line will allow us to continue our planned growth for the next three years." Mr. Vosotas also stated, "The Company is pleased to continue its lending relationship with Bank of America, which began in March of 1993 and also includes Hibernia Bank, First Tennessee Bank, and Bank of Scotland as participating banks."


Founded in 1985, with assets of $125,820,000 as of June 30, 2005, Nicholas Financial, Inc. is one of the largest publicly traded specialty consumer finance companies based in the Southeast. The Company presently operates out of 37 branch locations in both the Southeast and the Mid-West States. The Company has approximately 10,000,000 shares of common stock outstanding. For an index of Nicholas Financial Inc.'s news releases or to obtain a specific release, visit our web site at www.nicholasfinancial.com

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